Adjustments to Previously Reported Amounts	3 Months Ended
Mar. 31, 2014
Accounting Changes And Error Corrections [Abstract]
Adjustments to Previously Reported Amounts

10. Adjustments to Previously Reported Amounts

Immaterial Correction of an Error. Commencing with the fourth quarter of 2013, the Company revised previously reported amounts due to a change from recognizing revenue on a monthly basis over the term of the advertising contract to recognizing revenue on a daily basis over the term of the advertising contract. In accordance with Staff Accounting Bulletin (“SAB”) No. 99, Materiality, and SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, management evaluated the materiality of the error from qualitative and quantitative perspectives, and concluded the error was immaterial to the current and prior periods. The correction of the immaterial error resulted in a reduction of net revenue and net income of $6,874 and $4,193, respectively, for the three months ended March 31, 2013. The correction also resulted in a decrease of $0.04 in earnings per basic and dilutive share for the three months ended March 31, 2013.

The Company revised its historical financial statements as published in our 2013 Combined 10-K for fiscal 2011 and 2012, and the three months ended March 31, 2013 contained therein. The Company will revise the quarters ended June 30, 2013 and September 30, 2013, when they are published in future filings.